UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5970

Cash Account Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Semiannual Report to Shareholders

Government & Agency Securities Portfolio DWS Government & Agency Money Fund

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the portfolio's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the portfolio. Please read the prospectus carefully before you invest.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and the performance of Government & Agency Securities Portfolio — DWS Government & Agency Money Fund during the 12-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you discuss the market environment for the fund during the most recent semiannual period?

A: Over the past six months we continued to witness unprecedented events in the money markets as well as in financial markets worldwide. The massive credit crunch that originated with problems in the US subprime mortgage market eventually brought down several financial firms including Bear Stearns and Lehman Brothers, and transformed Wall Street. September in particular was a traumatic month for the financial industry as severe losses and a general liquidity squeeze forced major financial companies such as Merrill Lynch, AIG, Washington Mutual and Wachovia to seek a rescue by the government or through a merger. The loss of market liquidity forced the US Federal Reserve Board (the Fed) and other central banks to make significant efforts to boost liquidity by creating expansive lending facilities. Among other unprecedented actions, the US government decided to back the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) explicitly, inject $700 billion into the banking system through the Troubled Asset Relief Program ("TARP"), and offer a stimulus package to US consumers. (In November 2008, the idea of a second stimulus package continued to be promoted by some congressional leaders because of continued economic worries.)

Portfolio Performance (as of April 30, 2008)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
DWS Government & Agency Money Fund	1.52%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-investments.com.

Within the money market fund industry, major losses caused by the liquidity squeeze and the collapse of Lehman Brothers forced one money fund's share price to drop below $1 and another money fund to close. In the general "flight to quality" that ensued — amid a market atmosphere of heightened uncertainty over perceived credit quality — demand for short-term Treasury securities reached overwhelming levels as investors prized safety over all other considerations, including yield.1 This unprecedented flight to quality pushed the yield of the three-month Treasury bill to almost zero on September 17, 2008 under the extreme demand pressure.

1 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

In response to the freeze-up in money market liquidity, the US government created new lending facilities for commercial paper and asset-backed commercial paper, and in November was planning to launch a general money market lending facility.2 The government also issued new short-term Treasury instruments to meet strong investor demand. By October, these new government programs seemed to be restoring some measure of liquidity in the money markets, though we believe it will take some time for normalcy to be restored.

2 Lending Facility — In response to the financial crisis and credit crunch, US Federal Reserve officials have created a series of lending facilities to try to restore liquidity within the financial system and prompt large financial institutions to resume lending to one another at more accustomed levels. The first such facility the Fed created was the Term Securities Lending Facility (TSLF), where the Fed agreed to lend up to $200 billion of Treasury securities to primary dealers secured by a pledge of other securities. This lending by the Fed was meant to, in turn, prompt further lending by its borrowers. Since then the Fed has set up commercial paper and asset-backed commercial paper lending facilities to perform similar liquidity operations in those areas of the credit market.

As of October 31, 2008, three-month LIBOR, an industry standard for measuring three-month taxable money market rates, stood at 3.02%, compared with 2.85% as of April 30, 2008.3 On October 10, three-month LIBOR hit a near-term peak of 4.82%.

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: What has been the strategy for the Government & Agency Securities Portfolio?

A: As general market conditions became more stressed, we witnessed a tremendous "flight to quality" into government money market funds such as the Government & Agency Securities Portfolio. Over this time, the portfolio more than doubled in size. Given these market conditions, our strategy was to keep approximately half of portfolio assets in overnight agency repurchase agreements for high-quality purposes. The remaining portfolio assets have been invested in three- to six-month agency securities to take advantage of these securities' high yields versus comparable Treasury instruments.

Q: What detracted from performance during the period?

A: The types of securities in which we were investing tended to have lower yields than issues carrying more risk. We preferred to be cautious during this time of significant market turbulence. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Q: Will you describe your investment philosophy?

A: We continue to insist on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards, applying a careful approach to investing while seeking competitive yield for our shareholders.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher for the DWS Government & Agency Money Fund. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Portfolio using each Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare each Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using each Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Portfolio Return	DWS Government & Agency Money Fund
Beginning Account Value 5/1/08	$ 1,000.00
Ending Account Value 10/31/08	$ 1,010.50
Expenses Paid per $1,000*	$ 1.27
Hypothetical 5% Portfolio Return
Beginning Account Value 5/1/08	$ 1,000.00
Ending Account Value 10/31/08	$ 1,023.95
Expenses Paid per $1,000*	$ 1.28
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Government & Agency Money Fund	.25%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Government & Agency Securities Portfolio

Asset Allocation (As a % of Investment Portfolio)	10/31/08	4/30/08

Government & Agency Obligations	54%	61%
Repurchase Agreements	46%	39%
	100%	100%
Weighted Average Maturity	10/31/08	4/30/08

Cash Account Trust — Government & Agency Securities Portfolio	50 days	49 days
Government & Agencies Retail Money Fund Average*	39 days	41 days
* The Portfolio is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio's holdings, see pages 10-12. A quarterly Fact Sheet is available upon request. A complete list of the Portfolio's portfolio holdings is posted twice each month on www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of October 31, 2008 (Unaudited)

Government & Agency Securities Portfolio

	Principal Amount ($)	Value ($)

Government & Agency Obligations 54.0%
US Government Sponsored Agencies
Federal Home Loan Bank:
0.56%*, 3/27/2009	195,000,000	195,000,000
0.58%*, 4/3/2009	165,000,000	165,000,000
2.07%**, 12/26/2008	19,000,000	18,939,913
2.09%**, 11/3/2008	70,000,000	69,991,872
2.2%, 4/1/2009	45,000,000	44,983,714
2.375%**, 12/5/2008	10,000,000	9,977,569
2.4%, 4/9/2009	10,000,000	10,000,000
2.5%, 3/17/2009	60,000,000	59,983,319
2.5%**, 4/14/2009	130,000,000	128,519,444
2.52%, 4/21/2009	18,000,000	18,000,000
2.52%, 4/28/2009	60,000,000	59,971,618
2.53%**, 1/26/2009	50,000,000	49,697,806
2.55%, 12/26/2008	40,000,000	40,000,000
2.56%**, 11/17/2008	45,781,000	45,728,911
2.575%**, 2/24/2009	157,500,000	156,204,453
2.6%, 5/13/2009	52,000,000	52,000,000
2.605%*, 5/27/2009	110,000,000	109,995,760
2.683%*, 2/11/2009	250,000,000	250,015,370
2.687%*, 2/18/2009	50,000,000	49,933,287
2.73%**, 1/20/2009	60,000,000	59,636,000
2.75%, 2/20/2009	40,000,000	40,000,000
2.76%, 2/12/2009	25,975,000	25,975,000
2.775%**, 5/12/2009	125,750,000	123,888,900
2.817%*, 9/10/2009	100,000,000	100,000,000
2.825%**, 9/16/2009	83,000,000	80,922,291
2.85%**, 4/15/2009	50,000,000	49,346,875
2.88%**, 6/19/2009	17,500,000	17,178,000
2.98%**, 4/30/2009	55,000,000	54,180,500
3.0%**, 4/20/2009	160,500,000	158,226,250
3.15%**, 12/22/2008	101,000,000	100,549,288
3.15%**, 12/29/2008	150,000,000	149,238,750
3.15%, 6/23/2009	37,000,000	37,000,000
3.285%*, 4/30/2009	32,000,000	32,000,000
3.346%*, 1/28/2009	200,000,000	199,988,640
3.585%*, 4/30/2009	288,000,000	288,000,000
3.769%*, 3/30/2009	226,500,000	226,500,000
4.111%*, 8/21/2009	175,000,000	174,993,444
4.164%*, 7/7/2009	50,000,000	50,026,947
4.349%*, 7/10/2009	75,000,000	75,000,000
Federal Home Loan Mortgage Corp.:
2.41%**, 3/19/2009	100,000,000	99,076,167
2.5%**, 3/10/2009	125,000,000	123,880,208
2.6%**, 11/4/2008	100,000,000	99,978,333
2.7%**, 12/23/2008	200,300,000	199,518,830
2.725%**, 3/4/2009	346,400,000	343,174,872
2.74%**, 3/23/2009	148,600,000	146,993,964
2.75%**, 3/24/2009	63,000,000	62,311,813
3.306%*, 12/26/2008	100,000,000	100,026,192
3.535%*, 4/27/2009	205,000,000	205,000,000
4.018%*, 4/7/2009	100,000,000	99,990,739
Federal National Mortgage Association:
2.03%**, 12/15/2008	82,800,000	82,594,564
2.1%**, 12/15/2008	50,000,000	49,871,667
2.35%**, 2/18/2009	300,000,000	297,865,417
2.37%**, 3/10/2009	30,000,000	29,745,225
2.42%**, 3/11/2009	72,000,000	71,370,800
2.46%**, 3/19/2009	76,000,000	75,283,320
2.47%**, 11/12/2008	30,000,000	29,977,358
2.5%**, 11/7/2008	175,000,000	174,927,083
2.5%**, 12/3/2008	22,000,000	21,951,111
2.55%**, 2/9/2009	160,000,000	158,866,667
2.575%**, 11/26/2008	50,000,000	49,910,590
2.725%**, 3/10/2009	173,000,000	171,310,727
2.75%**, 3/16/2009	100,000,000	98,968,750
2.75%**, 3/24/2009	72,000,000	71,213,500
2.8%**, 1/14/2009	42,000,000	41,758,267
Total Government & Agency Obligations (Cost $6,482,160,085)		6,482,160,085

Repurchase Agreements 46.0%
Banc of America Securities LLC, 0.2%, dated 10/31/2008, to be repurchased at $2,700,045,000 on 11/3/2008 (a)	2,700,000,000	2,700,000,000
BNP Paribas, 0.25%, dated 10/31/2008, to be repurchased at $1,700,035,417 on 11/3/2008 (b)	1,700,000,000	1,700,000,000
JPMorgan Securities, Inc., 0.2%, dated 10/31/2008, to be repurchased at $323,139,065 on 11/3/2008 (c)	323,133,679	323,133,679
Merrill Lynch Government Securities, Inc., 0.2%, dated 10/31/2008, to be repurchased at $800,013,333 on 11/3/2008 (d)	800,000,000	800,000,000
Total Repurchase Agreements (Cost $5,523,133,679)		5,523,133,679
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $12,005,293,764)+	100.0	12,005,293,764
Other Assets and Liabilities, Net	0.0	(857,494)
Net Assets	100.0	12,004,436,270
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
** Annualized yield at the time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $12,005,293,764.
(a) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
884,624,499	Federal Home Loan Mortgage Corp.	5.0	6/1/2038	841,274,950
132,613,400	US Treasury Bond	8.125	5/15/2021	178,899,877
1,688,138,000	US Treasury Notes	1.5-4.75	12/31/2008- 2/15/2013	1,733,825,217
Total Collateral Value				2,754,000,044
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
789,023,164	Federal Home Loan Mortgage Corp.	5.0-6.5	11/1/2037- 9/1/2038	780,462,344
755,443,048	Federal National Mortgage Association	6.0-6.5	11/1/2034- 10/1/2037	761,852,549
195,560,778	Government National Mortgage Association	5.5	8/15/2038	191,685,107
Total Collateral Value				1,734,000,000
(c) Collateralized by $336,247,981 Federal National Mortgage Association, with various coupon rates from 5.0%-6.0%, with various maturities of 8/1/2034-5/1/2038 with a value of $329,597,806.
(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
788,498,000	Federal Home Loan Mortgage Corp.	Zero Coupon	1/6/2009- 3/10/2009	785,647,092
30,270,000	Federal National Mortgage Association	4.125-5.28	3/23/2009- 12/26/2018	30,354,659
Total Collateral Value				816,001,751

Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note 1 in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	12,005,293,764
Level 3	—
Total	$ 12,005,293,764

The accompanying notes are an integral part of the financial statements.

Financial Statements

Government & Agency Securities Portfolio

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited)
Assets	Government & Agency Securities Portfolio
Investments: Investments in securities, valued at amortized cost	$ 6,482,160,085
Repurchase agreements, valued at amortized cost	5,523,133,679
Total investments, valued at amortized cost	12,005,293,764
Receivable for investments sold	274,725
Receivable for Portfolio shares sold	323,161
Interest receivable	7,638,739
Other assets	196,894
Total assets	12,013,727,283
Liabilities
Cash overdraft	79,004
Payable for Portfolio shares redeemed	10,508
Distributions payable	2,801,521
Accrued management fee	503,920
Other accrued expenses and payables	5,896,060
Total liabilities	9,291,013
Net assets, at value	$ 12,004,436,270
Net Assets Consist of
Distributions in excess of net investment income	(142,080)
Accumulated net realized gain (loss)	611,042
Paid-in capital	12,003,967,308
Net assets, at value	$ 12,004,436,270

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited) (continued)
Net Asset Value	Government & Agency Securities Portfolio

Capital Assets Funds Shares

Net Asset Value, offering and redemption price per share ($338,185,148 ÷ 338,171,221 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.00

Davidson Cash Equivalent Shares

Net Asset Value, offering and redemption price per share ($29,880,658 ÷ 29,879,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.00

Davidson Cash Equivalent Plus Shares

Net Asset Value, offering and redemption price per share ($13,437,319 ÷ 13,436,026 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.00

DWS Government & Agency Money Fund

Net Asset Value, offering and redemption price per share ($402,808,479 ÷ 402,792,544 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.00

DWS Government Cash Institutional Shares

Net Asset Value, offering and redemption price per share ($6,351,790,934 ÷ 6,351,493,639 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.00

Government Cash Managed Shares

Net Asset Value, offering and redemption price per share ($373,659,377 ÷ 373,754,099 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.00

Premier Money Market Shares

Net Asset Value, offering and redemption price per share ($4,304,650,519 ÷ 4,304,409,551 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.00
Service Shares Net Asset Value, offering and redemption price per share ($190,023,836 ÷ 190,013,249 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended October 31, 2008 (Unaudited)
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$ 78,621,361
Expenses: Management fee	2,360,797
Administration fee	3,060,659
Services to shareholders	5,229,810
Custodian fee	134,569
Distribution and service fees	9,728,103
Professional fees	91,471
Trustees' fees and expenses	81,492
Registration fees	101,302
Other	430,798
Total expenses before expense reductions	21,219,001
Expense reductions	(307,873)
Total expenses after expense reductions	20,911,128
Net investment income	57,710,233
Net realized gain (loss) from investments	611,042
Net increase (decrease) in net assets resulting from operations	$ 58,321,275

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets	Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2008 (Unaudited)	Year Ended April 30, 2008
Operations: Net investment income	$ 57,710,233	$ 157,051,484
Net realized gain (loss)	611,042	240,990
Net increase in net assets resulting from operations	58,321,275	157,292,474
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,298,444)	(5,335,669)
Davidson Cash Equivalent Shares	(238,446)	(2,651,679)
Davidson Cash Equivalent Plus Shares	(235,604)	(1,247,248)
DWS Government & Agency Money Fund	(4,307,911)	(19,570,135)
DWS Government Cash Institutional Shares	(25,140,584)	(30,640,381)
Government Cash Managed Shares	(3,113,577)	(13,195,029)
Premier Money Market Shares	(22,773,719)	(81,430,773)
Service Shares	(958,850)	(2,979,640)
Total distributions	(58,067,135)	(157,050,554)
Portfolio share transactions: Proceeds from shares sold	18,729,640,545	11,435,203,263
Reinvestment of distributions	45,091,896	135,724,939
Cost of shares redeemed	(12,049,147,737)	(9,191,053,207)
Net increase (decrease) in net assets from Portfolio share transactions	6,725,584,704	2,379,874,995
Increase (decrease) in net assets	6,725,838,844	2,380,116,915
Net assets at beginning of period	5,278,597,426	2,898,480,511
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $142,080 and $214,822, respectively)	$12,004,436,270	$ 5,278,597,426

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Government & Agency Securities Portfolio DWS Government & Agency Money Fund
Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.010	.043	.006
Less distributions from net investment income	(.010)	(.043)	(.006)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[c]	1.05**	4.42	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	403	438	436
Ratio of expenses before expense reductions (%)	.26*	.30	.30*
Ratio of expenses after expense reductions (%)	.25*	.28	.28*
Ratio of net investment income (%)	2.00*	4.17	5.06*
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from March 19, 2007 (commencement of operations) to April 30, 2007.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three portfolios: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (the "Portfolios"). The financial statements of Money Market Portfolio and Tax-Exempt Portfolio are presented in separate annual reports.

Government & Agency Securities Portfolio (the "Portfolio") offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares, Premier Money Market Shares and Service Shares.

The financial highlights for all classes of shares, other than DWS Government & Agency Money Fund are provided separately and are available upon request.

The Portfolio's investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that Portfolio, except that each class bears certain expenses unique to that class such as distribution and service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Portfolio's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The aggregate value by input level, as of October 31, 2008, for the Portfolio's investments is included at the end of the Portfolio's Investment Portfolio.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

The Portfolio has reviewed the tax positions for the open tax years as of April 30, 2008 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly. The Portfolio may take into account capital gains and losses in its daily dividend declarations. The Portfolio may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned pro rata on the basis of relative net assets among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Prior to June 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from May 1, 2008 through May 31, 2008, the Portfolio paid a monthly management fee based on the Trust's combined average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $500 million of the Trust's combined average daily net assets	.220%
Next $500 million of such net assets	.200%
Next $1 billion of such net assets	.175%
Next $1 billion of such net assets	.160%
Over $3 billion of such net assets	.150%

Effective June 1, 2008, under the Amended and Restated Investment Management Agreement with the Advisor, the Portfolio pays a monthly management fee based on the Trust's combined average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $500 million of the Trust's combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

For the period from February 15, 2007 through May 31, 2008, the Advisor has agreed to contractually reduce its management fee on the Portfolio such that the annual effective rate is limited to 0.15% of the Portfolio's average daily net assets.

Effective June 1, 2008, the Advisor agreed to contractually reduce its management fee for the Portfolio such that the annual effective rate limited to 0.05% of the Portfolio's average daily net assets.

Accordingly, for the six months ended October 31, 2008, the Advisor waived a portion of its management fee on the Portfolio aggregating $254,234 and the amount charged aggregated $2,106,563.

Accordingly, for the six months ended October 31, 2008, the Portfolio incurred a management fee equivalent to the following annualized effective rate of the Portfolio's average daily net assets:

Annualized Effective Rate
Government & Agency Securities Portfolio	.06%

For the period from March 19, 2007 through March 18, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the DWS Government & Agency Money Fund to the extent necessary to maintain total operating expenses at 0.45% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

The Advisor also has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' semiannual reports that are provided separately and are available upon request.

Administration Fee. Effective June 1, 2008, the Government & Agency Securities Portfolio entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2008 through October 31, 2008, the Advisor received an Administration Fee from the Government & Agency Securities Portfolio as follows:

Portfolio	Administration Fee	Unpaid at October 31, 2008
Government & Agency Securities Portfolio	$ 3,060,659	$ 976,246

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Portfolio. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Portfolio. For the six months ended October 31, 2008, the amounts charged to the Portfolio by DISC were as follows:

Government & Agency Securities Portfolio:	Total Aggregated	Waived	Unpaid at October 31, 2008
Capital Assets Funds Shares	$ 228,325	$ —	$ 84,750
Davidson Cash Equivalent Shares	44,021	—	34,079
Davidson Cash Equivalent Plus Shares	30,492	—	15,733
DWS Government & Agency Money Fund	166,508	—	109,788
DWS Government Cash Institutional Shares	126,755	—	94,103
Government Cash Managed Shares	221,286	—	72,225
Premier Money Market Shares	4,142,540	—	2,519,011
Service Shares	191,510	7,048	100,943

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the six months ended October 31, 2008, the Distribution Fee was as follows:

Government & Agency Securities Portfolio:	Distribution Fee	Unpaid at October 31, 2008	Annualized Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$ 325,967	$ 69,812.33%		.33%
Davidson Cash Equivalent Shares	52,825	8,458.30%		.30%
Davidson Cash Equivalent Plus Shares	38,191	4,296.25%		.25%
Premier Money Market Shares	4,142,540	892,357.25%		.25%
Service Shares	459,623	124,008.60%		.60%

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the six months ended October 31, 2008, the Service Fee was as follows:

Government & Agency Securities Portfolio:	Service Fee	Unpaid at October 31, 2008	Annualized Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$ 246,944	$ 52,888.25%		.25%
Davidson Cash Equivalent Shares	44,021	7,048.25%		.25%
Davidson Cash Equivalent Plus Shares	30,553	3,552.20%		.20%
Government Cash Managed Shares	244,899	46,582.15%		.15%
Premier Money Market Shares	4,142,540	904,262.25%		.25%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the six months ended October 31, 2008, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "other" expenses was as follows:

	Total Aggregated	Unpaid at October 31, 2008
Government & Agency Securities Portfolio	$ 42,821	$ 11,395

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

3. Fee Reductions

The Portfolio has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the six months ended October 31, 2008, the Portfolio's custodian fee was reduced as follows:

Portfolio	Custody Credits	Transfer Agent Credits
Government & Agency Securities Portfolio	$ 35,193	$ 11,398

4. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

	Six Months Ended October 31, 2008		Year Ended April 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	361,567,026	$ 361,567,026	1,042,257,699	$ 1,042,257,699
Davidson Cash Equivalent Shares	3,906,227	3,906,227	5,983,708	5,983,708
Davidson Cash Equivalent Plus Shares	74,963,808	74,963,808	159,723,038	159,723,038
DWS Government & Agency Money Fund	138,194,066	138,194,066	365,365,300	365,365,300
DWS Government Cash Institutional Shares	15,316,934,230	15,316,934,230	6,079,749,820	6,079,749,820
Government Cash Managed Shares	413,444,998	413,444,998	1,115,211,809	1,115,211,809
Premier Money Market Shares	1,953,736,454	1,953,736,454	2,230,643,567	2,230,643,567
Service Shares	466,893,736	466,893,736	436,268,322	436,268,322
		$ 18,729,640,545		$ 11,435,203,263
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,309,482	$ 1,309,482	5,333,077	$ 5,333,077
Davidson Cash Equivalent Shares	239,544	239,544	2,652,215	2,652,215
Davidson Cash Equivalent Plus Shares	236,189	236,189	1,247,465	1,247,465
DWS Government & Agency Money Fund	4,209,612	4,209,612	19,372,556	19,372,556
DWS Government Cash Institutional Shares	14,913,983	14,913,983	21,777,245	21,777,245
Government Cash Managed Shares	340,634	340,634	930,548	930,548
Premier Money Market Shares	22,916,397	22,916,397	81,429,492	81,429,492
Service Shares	926,055	926,055	2,982,341	2,982,341
		$ 45,091,896		$ 135,724,939
Shares redeemed
Capital Assets Funds Shares	(223,698,625)	$ (223,698,625)	(924,571,632)	$ (924,571,632)
Davidson Cash Equivalent Shares	(14,131,272)	(14,131,272)	(104,121,383)	(104,121,383)
Davidson Cash Equivalent Plus Shares	(92,980,294)	(92,980,294)	(165,777,146)	(165,777,146)
DWS Government & Agency Money Fund	(177,894,250)	(177,894,250)	(382,558,636)	(382,558,636)
DWS Government Cash Institutional Shares	(10,136,660,203)	(10,136,660,203)	(5,270,411,104)	(5,270,411,104)
Government Cash Managed Shares	(418,749,904)	(418,749,904)	(874,011,456)	(874,011,456)
Premier Money Market Shares	(607,050,918)	(607,050,918)	(1,077,500,550)	(1,077,500,550)
Service Shares	(377,982,271)	(377,982,271)	(392,101,300)	(392,101,300)
		$ (12,049,147,737)		$ (9,191,053,207)
Net increase (decrease)
Capital Assets Funds Shares	139,177,883	$ 139,177,883	123,019,144	$ 123,019,144
Davidson Cash Equivalent Shares	(9,985,501)	(9,985,501)	(95,485,460)	(95,485,460)
Davidson Cash Equivalent Plus Shares	(17,780,297)	(17,780,297)	(4,806,643)	(4,806,643)
DWS Government & Agency Money Fund	(35,490,572)	(35,490,572)	2,179,220	2,179,220
DWS Government Cash Institutional Shares	5,195,188,010	5,195,188,010	831,115,961	831,115,961
Government Cash Managed Shares	(4,964,272)	(4,964,272)	242,130,901	242,130,901
Premier Money Market Shares	1,369,601,933	1,369,601,933	1,234,572,509	1,234,572,509
Service Shares	89,837,520	89,837,520	47,149,363	47,149,363
		$ 6,725,584,704		$ 2,379,874,995

6. Participation in the Treasury's Temporary Guarantee Program

The U.S. Department of the Treasury (the "Treasury") has established a Temporary Guarantee Program for Money Market Funds (the "Program"). The Portfolio is participating in the Program.

The Program is designed to protect the value of accounts in the Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Portfolio for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Portfolio's net asset value falls below $0.995 and the Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this report, ESF assets are approximately $49 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Portfolio will bear the expenses of participating in the Program. For the initial three months of the Program, the Portfolio paid 0.01% of the product of (i) the number of shares outstanding as of September 19, 2008, and (ii) $1.00, as required under the Program. For the period from December 19, 2008 through April 30, 2009, the rate has been increased to 0.015%. The Program is set to terminate on April 30, 2009, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, the Portfolio would need to pay an additional fee and there can be no assurances that the Portfolio will continue to participate.

Neither the Portfolio nor Deutsche Investment Management Americas Inc., the Portfolio's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Other Information

Proxy Voting

A description of the Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the portfolio's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Principal Underwriter

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Shareholder Meeting Results

Government & Agency Securities Portfolio

The Special Meeting of Shareholders of the Government & Agency Securities Portfolio of Cash Account Trust (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	2,033,167,204.3680	145,843,774.9700
Henry P. Becton, Jr.	2,032,218,301.6780	146,792,677.6600
Dawn-Marie Driscoll	2,032,708,527.4680	146,302,451.8700
Keith R. Fox	2,033,163,955.7280	145,847,023.6100
Paul K. Freeman	2,032,670,063.2080	146,340,916.1300
Kenneth C. Froewiss	2,032,801,582.3080	146,209,397.0300
Richard J. Herring	2,033,510,322.9680	145,500,656.3700
William McClayton	2,032,168,725.6380	146,842,253.7000
Rebecca W. Rimel	2,032,905,588.5680	146,105,390.7700
William N. Searcy, Jr.	2,033,277,588.7280	145,733,390.6100
Jean Gleason Stromberg	2,032,158,369.9680	146,852,609.3700
Robert H. Wadsworth	2,032,860,454.5680	146,150,524.7700
Axel Schwarzer	2,031,930,458.0980	147,080,528.2400

The Special Meeting of Shareholders was reconvened on May 1, 2008, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2-A. Approval of an Amended and Restated Investment Management Agreement
2,138,134,484.6780	144,921,479.9000	218,947,355.6000	5,056,003.0000
2-B. Approval of a Subadvisor Approval Policy
2,137,640,278.7080	146,042,793.4400	218,320,248.0300	5,056,003.0000
3-A. Approval of a Revised Fundamental Investment Policy Regarding Borrowing Money
2,114,935,853.1980	158,700,295.2600	228,367,171.7200	5,056,003.0000
3-B. Approval of a Revised Fundamental Investment Policy Regarding Senior Securities
2,117,335,934.1380	156,446,459.7800	228,220,926.2600	5,056,003.0000
3-D. Approval of a Revised Fundamental Investment Policy Regarding Underwriting of Securities
2,118,178,034.9780	155,111,778.1900	228,713,507.0100	5,056,003.0000
3-E. Approval of a Revised Fundamental Investment Policy Regarding Real Estate Investments
2,115,712,105.6880	157,629,848.3200	228,661,366.1700	5,056,003.0000
3-F. Approval of a Revised Fundamental Investment Policy Regarding Commodities
2,116,542,966.8680	156,787,652.5700	228,672,700.7400	5,056,003.0000
3-G. Approval of a Revised Fundamental Investment Policy Regarding Lending
2,114,785,125.8080	158,373,083.1300	228,845,111.2400	5,056,003.0000
3-H. Approval of a Revised Fundamental Investment Policy Regarding Portfolio Diversification for Diversified Funds
2,119,413,227.7580	154,078,590.3600	228,511,502.0600	5,056,003.0000
3-I. Approval of the Removal of the Fundamental Investment Policy Regarding Investing for Control
2,097,782,580.0880	165,651,830.5100	238,568,909.5800	5,056,003.0000
3-K. Approval of the Removal of the Fundamental Investment Policy Margin Transactions
2,095,850,633.6280	167,535,927.0100	238,616,759.5400	5,056,003.0000
3-M. Approval of the Removal of the Fundamental Investment Policy Short Sales
2,096,738,540.6480	166,628,616.2100	238,636,163.3200	5,056,003.0000
3-N. Approval of the Removal of the Fundamental Investment Policy Options
2,096,479,299.2580	166,675,049.5100	238,848,971.4100	5,056,003.0000
3-O. Approval of the Removal of the Fundamental Investment Policy Securities Owned by Officers and Trustees or the Advisor
2,097,710,150.7880	166,087,789.1800	238,205,380.2100	5,056,003.0000
3-S. Approval of the Removal of the Fundamental Investment Policy Oil, Gas and Mineral Programs
2,098,940,023.8880	164,370,29.3900	238,693,046.9000	5,056,003.0000
4-A. Approval of a Reclassification of Fundamental Investment Objectives as Non-Fundamental
2,098,380,937.8480	165,737,314.2600	242,885,068.0700	5,056,003.0000
4-B. Approval of a Reclassification of Fundamental Investment Policies as Non-Fundamental
2,097,475,407.1080	166,645,255.1700	237,882,657.9000	5,056,003.0000

The meeting of shareholders was reconvened on August 15, 2008, at which time the following matter was not approved by shareholders because the matter failed to receive sufficient shareholder votes:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5. Approval of Amended and Restated Declaration of Trust ("Number of Votes" represents all portfolios that are a series of Cash Account Trust)
5,758,446,288.09	352,651,067.17	535,360,670.74	16,492,432.00
* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Broker non-votes have the effect of a negative vote.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper Inc. ("Lipper")), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Premier Money Market Shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). Based on Lipper data provided as of December 31, 2007, the Board noted that the Fund's total (net) operating expenses (excluding 12b-1 fees and/or shareholder administration fees) were expected to be higher than the median of the applicable Lipper expense universe for the following share classes: Service Shares (3rd quartile), Capital Assets Funds Shares (4th quartile) and Government Cash Managed Shares (4th quartile); at the median the applicable Lipper expense universe for the following share classes: Davidson Cash Equivalent Shares and Premier Money Market Shares; and lower than the median of the applicable Lipper expense universe for the following share classes: Davidson Cash Equivalent Shares Plus (2nd quartile), DWS Government Cash Institutional Shares (1st quartile), DWS Government & Agency Money Fund shares (1st quartile). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc., DWS Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account with us.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2008

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Service Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Premier Money Market Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio and Tax-Exempt Portfolio (Capital Assets Funds Shares), Money Market Portfolio (Capital Assets Funds Shares and Capital Assets Funds Preferred Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), each a series of Cash Account Trust

Money Market Portfolio (Premium Reserve Money Market Shares and Institutional Money Market Shares), a series of Cash Account Trust

Money Market Portfolio (Institutional Select Money Market Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government Cash Institutional Shares and Government Cash Managed Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government & Agency Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Cash Institutional Shares, Tax-Exempt Cash Managed Shares), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax Free Money Fund Class S), a series of Cash Account Trust

Tax-Exempt Portfolio (Tax-Free Investment Class), a series of Cash Account Trust

DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

DWS LifeCompass Income Fund, a series of DWS Target Fund

DWS LifeCompass Protect Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008